UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 28, 2016

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

NRG Energy, Inc. (the “Company”) held its Annual Meeting of Stockholders on April 28, 2016, in Philadelphia, Pennsylvania.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(a) Proposal 1 — Election of thirteen directors

Name	Votes For	Votes Against	Abstentions	Broker Non- Votes
E. Spencer Abraham	250,084,915	27,355,106	421,762	20,427,148
Kirbyjon H. Caldwell	274,399,592	3,048,595	413,753	20,426,991
Lawrence S. Coben	273,774,260	3,674,449	413,231	20,426,991
Howard E. Cosgrove	273,088,145	4,361,706	411,989	20,427,091
Terry G. Dallas	274,807,785	2,582,813	471,342	20,426,991
Mauricio Gutierrez	275,787,237	1,663,317	411,386	20,426,991
William E. Hantke	272,989,060	4,445,371	427,409	20,427,091
Paul W. Hobby	273,783,544	3,666,892	411,504	20,426,991
Edward R. Muller	274,116,388	3,332,377	413,175	20,426,991
Anne C. Schaumburg	273,843,152	3,702,092	316,596	20,427,091
Evan J. Silverstein	274,812,527	2,602,654	446,759	20,426,991
Thomas H. Weidemeyer	272,352,075	5,092,769	417,096	20,426,991
Walter R. Young	272,243,831	5,191,862	426,147	20,427,091

With respect to the foregoing Proposal 1, all thirteen directors were elected and each received the affirmative vote of a majority of the votes cast at the Annual Meeting.

(b) Proposal 2 — Re-approval of the performance goals under the NRG Energy, Inc. Amended and Restated Long-Term Incentive Plan solely for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended

Votes For	Votes Against	Abstentions	Broker Non-Votes
271,135,295	6,273,463	453,182	20,426,991

The foregoing Proposal 2 was approved.

(c) Proposal 3 — Advisory vote on the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
255,949,216	21,492,031	420,693	20,426,991

The foregoing Proposal 3 was approved.

(d) Proposal 4 — Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2016 fiscal year

Votes For	Votes Against	Abstentions	Broker Non-Votes
296,270,381	1,736,187	282,363	0

The foregoing Proposal 4 was approved.

(e) Proposal 5 — Stockholder proposal regarding proxy access

Votes For	Votes Against	Abstentions	Broker Non-Votes
240,595,437	13,131,055	24,134,997	20,427,442

The foregoing Proposal 5 was approved.

(f) Proposal 6 — Stockholder proposal regarding disclosure of political expenditures

Votes For	Votes Against	Abstentions	Broker Non-Votes
115,522,914	118,192,329	44,148,359	20,425,329

The foregoing Proposal 6 was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated: May 2, 2016